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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K

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                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 1999

                                  CONCAP, INC.
                (Exact name of Company specified in its charter)

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
              TEXAS                        0-17597                      76-0252296
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
incorporation or organization)
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                             3700 CRESTWOOD PARKWAY
                                   SUITE 1000
                                 DULUTH, GEORGIA                        30096
                      (Address of principal executive offices)        (Zip Code)

                                 (770) 638-1019
              (Registrant's telephone number, including area code)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

       On March 31, 1999, the Registrant acquired a one hundred percent (100%) stock ownership of Elevation Strategic Partners, Inc. ("Elevation"), a Delaware company, in exchange for 750,000 shares of the Registrant's common stock, par value $.001 per share. Elevation is engaged in the business of incubating and growing technology and internet based companies.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of CONCAP, Inc.

(b)    Pro Forma Financial Information.

       The pro forma financial statements of the Registrant required to be filed pursuant to this section are not available at this time. Such pro forma financial information will be filed by the Registrant as soon as practicable by an amended Current Report on Form 8-K which will be filed within 60 days after the filing of this Current Report on Form 8-K.

(c)    The following exhibits are filed herewith:

Exhibit
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
                                                                        Page No.
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
2.1                      Purchase Agreement dated March 31, 1999           4
                         between the Registrant and Elevation
                         Strategic Partners, Inc.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CONCAP, INC.

                                              /s/ Scott Schuster
                                              --------------------------------
                                              SCOTT SCHUSTER
                                              Chief Executive Officer

Date:  April 16, 1999

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